EXHIBIT 4.2






                           Iron Mountain Incorporated





                             SUBORDINATED INDENTURE


                           Dated as of _________, 200_





                                [Name of Trustee]


                                     Trustee

                               TABLE OF CONTENTS

                                                                                                             Page

ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE..........................................................1
         Section 1.1.      Definitions.........................................................................1
         Section 1.2.      Other Definitions...................................................................8
         Section 1.3.      Incorporation by Reference of Trust Indenture Act...................................8
         Section 1.4.      Rules of Construction...............................................................9
ARTICLE II. THE SECURITIES.....................................................................................9
         Section 2.1.      Issuable in Series..................................................................9
         Section 2.2.      Establishment of Terms of Series of Securities.....................................10
         Section 2.3.      Execution and Authentication.......................................................12
         Section 2.4.      Registrar and Paying Agent.........................................................13
         Section 2.5.      Paying Agent to Hold Money in Trust................................................13
         Section 2.6.      Securityholder Lists...............................................................14
         Section 2.7.      Transfer and Exchange..............................................................14
         Section 2.8.      Mutilated, Destroyed, Lost and Stolen Securities...................................14
         Section 2.9.      Outstanding Securities.............................................................15
         Section 2.10.     Treasury Securities................................................................16
         Section 2.11.     Temporary Securities...............................................................16
         Section 2.12.     Cancellation.......................................................................16
         Section 2.13.     Defaulted Interest.................................................................16
         Section 2.14.     Record Date........................................................................17
         Section 2.15.     Global Securities..................................................................17
         Section 2.16.     CUSIP Numbers......................................................................18
ARTICLE III. REDEMPTION.......................................................................................18
         Section 3.1.      Notice to Trustee..................................................................18
         Section 3.2.      Selection of Securities to be Redeemed.............................................18
         Section 3.3.      Notice of Redemption...............................................................19
         Section 3.4.      Effect of Notice of Redemption.....................................................19
         Section 3.5.      Deposit of Redemption Price........................................................20
         Section 3.6.      Securities Redeemed in Part........................................................20
ARTICLE IV. COVENANTS.........................................................................................20
         Section 4.1.      Payment of Principal and Interest..................................................20
         Section 4.2.      SEC Reports........................................................................20
         Section 4.3.      Compliance Certificate.............................................................20
         Section 4.4.      Stay, Extension and Usury Laws.....................................................21
         Section 4.5.      Corporate Existence................................................................21
         Section 4.6.      Taxes..............................................................................21
ARTICLE V.  SUCCESSORS........................................................................................22
         Section 5.1.      When Company May Merge, Etc........................................................22
         Section 5.2.      Successor Corporation Substituted..................................................22
ARTICLE VI. DEFAULTS AND REMEDIES.............................................................................22
         Section 6.1.      Events of Default..................................................................22
         Section 6.2.      Acceleration of Maturity; Rescission and Annulment.................................24


                                        i

         Section 6.3.      Collection of Indebtedness and Suits for Enforcement by Trustee....................25
         Section 6.4.      Trustee May File Proofs of Claim...................................................26
         Section 6.5.      Trustee May Enforce Claims Without Possession of Securities........................26
         Section 6.6.      Application of Money Collected.....................................................27
         Section 6.7.      Limitation on Suits................................................................27
         Section 6.8.      Unconditional Right of Holders to Receive Principal and Interest...................28
         Section 6.9.      Restoration of Rights and Remedies.................................................28
         Section 6.10.     Rights and Remedies Cumulative.....................................................28
         Section 6.11.     Delay or Omission Not Waiver.......................................................28
         Section 6.12.     Control by Holders.................................................................28
         Section 6.13.     Waiver of Past Defaults............................................................29
         Section 6.14.     Undertaking for Costs..............................................................29
ARTICLE VII. TRUSTEE..........................................................................................29
         Section 7.1.      Duties of Trustee..................................................................29
         Section 7.2.      Rights of Trustee..................................................................31
         Section 7.3.      Individual Rights of Trustee.......................................................31
         Section 7.4.      Trustee's Disclaimer...............................................................31
         Section 7.5.      Notice of Defaults.................................................................32
         Section 7.6.      Reports by Trustee to Holders......................................................32
         Section 7.7.      Compensation and Indemnity.........................................................32
         Section 7.8.      Replacement of Trustee.............................................................33
         Section 7.9.      Successor Trustee by Merger, etc...................................................34
         Section 7.10.     Eligibility; Disqualification......................................................34
         Section 7.11.     Preferential Collection of Claims Against Company..................................34
ARTICLE VIII. SATISFACTION AND DISCHARGE;  DEFEASANCE.........................................................34
         Section 8.1.      Satisfaction and Discharge of Indenture............................................34
         Section 8.2.      Application of Trust Funds; Indemnification........................................35
         Section 8.3.      Legal Defeasance of Securities of any Series.......................................36
         Section 8.4.      Covenant Defeasance................................................................38
         Section 8.5.      Repayment to Company...............................................................39
         Section 8.6.      Subsidiary Guarantees..............................................................39
ARTICLE IX. AMENDMENTS AND WAIVERS............................................................................39
         Section 9.1.      Without Consent of Holders.........................................................39
         Section 9.2.      With Consent of Holders............................................................40
         Section 9.3.      Limitations........................................................................40
         Section 9.4.      Compliance with Trust Indenture Act................................................41
         Section 9.5.      Revocation and Effect of Consents..................................................41
         Section 9.6.      Notation on or Exchange of Securities..............................................41
         Section 9.7.      Trustee Protected..................................................................41
ARTICLE X. MISCELLANEOUS......................................................................................42
         Section 10.1.     Trust Indenture Act Controls.......................................................42
         Section 10.2.     Notices............................................................................42
         Section 10.3.     Communication by Holders with Other Holders........................................43
         Section 10.4.     Certificate and Opinion as to Conditions Precedent.................................43
         Section 10.5.     Statements Required in Certificate or Opinion......................................43
         Section 10.6.     Rules by Trustee and Agents........................................................44

                                       ii

         Section 10.7.     Legal Holidays.....................................................................44
         Section 10.8.     No Recourse Against Others.........................................................44
         Section 10.9.     Counterparts.......................................................................44
         Section 10.10.    Governing Laws.....................................................................44
         Section 10.11.    No Adverse Interpretation of Other Agreements......................................44
         Section 10.12.    Successors.........................................................................45
         Section 10.13.    Severability.......................................................................45
         Section 10.14.    Table of Contents, Headings, Etc...................................................45
         Section 10.15.    Securities in a Foreign Currency or in ECU.........................................45
         Section 10.16.    Judgment Currency..................................................................46
ARTICLE XI. SINKING FUNDS.....................................................................................46
         Section 11.1.     Applicability of Article...........................................................46
         Section 11.2.     Satisfaction of Sinking Fund Payments with Securities..............................47
         Section 11.3.     Redemption of Securities for Sinking Fund..........................................47
ARTICLE XII. SUBSIDIARY GUARANTEES............................................................................48
         Section 12.1.     Subsidiary Guarantee...............................................................48
         Section 12.2.     Limitation of Guarantor's Liability................................................49
ARTICLE XIII. Subordination...................................................................................50
         Section 13.1.     Agreement to Subordinate...........................................................50
         Section 13.2.     Liquidation; Dissolution; Bankruptcy...............................................50
         Section 13.3.     Default on Designated Senior Debt..................................................50
         Section 13.4.     Acceleration of Securities.........................................................51
         Section 13.5.     When Distribution Must be Paid Over................................................51
         Section 13.6.     Notice By Company..................................................................52
         Section 13.7.     Subrogation........................................................................52
         Section 13.8.     Relative Rights....................................................................52
         Section 13.9.     Subordination May Not Be Impaired by Company.......................................53
         Section 13.10.    Distribution or Notice to Representative...........................................53
         Section 13.11.    Rights of Trustee and Paying Agent.................................................53
         Section 13.12.    Authorization to Effect Subordination..............................................54
         Section 13.13.    Amendments.........................................................................54
         Section 13.14.    Subordination of Subsidiary Guarantees.............................................54
         Section 13.15.    Liquidation; Dissolution; Bankruptcy of a Guarantor................................54
         Section 13.16.    Default on Senior Debt of the Guarantor............................................55
         Section 13.17.    Acceleration of Securities; Duties of Guarantors...................................55
         Section 13.18.    When Distribution from Guarantor Must Be Paid Over.................................55
         Section 13.19.    Notice by a Guarantor..............................................................56
         Section 13.20.    Subrogation with Respect to Any Guarantor..........................................56
         Section 13.21.    Relative Rights with Respect to Any Guarantor......................................56
         Section 13.22.    Subordination May Not Be Impaired By Any Guarantor.................................57
         Section 13.23.    Distribution or Notice to Representative with Respect to Any
                           Guarantor..........................................................................57
         Section 13.24.    Rights of Trustee and Paying Agent with Respect to Any Guarantor...................57
         Section 13.25.    Authorization to Effect Subordination with Respect to Any Guarantor................58
         Section 13.26.    Amendments with Respect to Any Guarantor...........................................58
         Section 13.27.    Limitation of Guarantor's Liability................................................58

                           IRON MOUNTAIN INCORPORATED

         Reconciliation and tie between Trust Indenture Act of 1939 and
                     Indenture, dated as of _________, 200_


ss.310(a)(1)       ....................................    7.10
       (a)(2)     ....................................     7.10
       (a)(3)     ....................................     Not Applicable
       (a)(4)     ....................................     Not Applicable
       (a)(5)     ....................................     7.10
          (b)     ....................................     7.10
   ss. 310(c)     ....................................     Not Applicable
   ss. 311(a)     ....................................     7.11
          (b)     ....................................     7.11
          (c)     ....................................     Not Applicable
   ss. 312(a)     ....................................     2.6
          (b)     ....................................     10.3
          (c)     ....................................     10.3
   ss. 313(a)     ....................................     7.6
       (b)(1)     ....................................     7.6
       (b)(2)     ....................................     7.6
       (c)(1)     ....................................     7.6
       (c)(2)     ....................................     7.6
       (c)(3)     ....................................     7.6
          (d)     ....................................     7.6
   ss. 314(a)     ....................................     4.2, 4.3, 10.5
          (b)     ....................................     Not Applicable
       (c)(1)     ....................................     10.4
       (c)(2)     ....................................     10.4
       (c)(3)     ....................................     Not Applicable
          (d)     ....................................     Not Applicable
          (e)     ....................................     10.5
          (f)     ....................................     Not Applicable
   ss. 315(a)     ....................................     7.1(b)
          (b)     ....................................     7.5
          (c)     ....................................     7.1
          (d)     ....................................     7.1
          (e)     ....................................     6.14
   ss. 316(a)     ....................................     2.10
    (a)(1)(A)     ....................................     6.12
    (a)(1)(B)     ....................................     6.13
          (b)     ....................................     6.8
   ss. 316(c)     ....................................     2.14
  ss.317(a)(1)     ....................................     6.3
       (a)(2)     ....................................     6.4
          (b)     ....................................     2.5
   ss. 318(a)     ....................................     10.1
          (b)     ....................................     Not Applicable
          (c)     ....................................     Not Applicable

         Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                  Subordinated Indenture dated as of ___________, 200_ between Iron Mountain Incorporated, a Pennsylvania corporation ("Company"), and [Name of Trustee], a ________________ ("Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities issued under this Indenture.

                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1. Definitions.

                  "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

                  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Agent" means any Registrar, Paying Agent or Service Agent.

                  "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in the place in connection with which the term is used. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof that is made or given by the Trustee shall constitute a sufficient publication of such notice.

                  "Bearer" means anyone in possession from time to time of a Bearer Security.

                  "Bearer Security" means any Security, including any interest coupon appertaining thereto, that does not provide for the identification of the Holder thereof.

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been adopted by the Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of the certificate and delivered to the Trustee.

                  "Business Day" means, unless otherwise provided by Board Resolution, Officers' Certificate or supplemental indenture hereto for a particular Series, any day except a Saturday, Sunday or a legal holiday in The City of New York or the City of ___________ on which banking institutions are authorized or required by law, regulation or executive order to close.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

                  "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

                  "Company" means the party named as such above until a successor replaces it and thereafter means the successor.

                  "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be the Company's chief executive officer, chief financial officer or chief accounting officer.

                  "Company Request" means a written request signed in the name of the Company by its Chairman of the Board, a President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered.

                  "Credit Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the lenders party to the Credit Agreement, and The Chase Manhattan Bank Canada, in its capacity as Canadian administrative agent for the lenders party to the Credit Agreement, or any successor or successors party thereto.

                  "Credit Agreement" means that certain Fourth Amended and Restated Credit Agreement dated as of August 14, 2000, as amended, among the Company, Iron Mountain Canada Corporation, the lenders party thereto and the Credit Agent, as further amended, restated, supplemented, modified, renewed, refunded, increased, extended, replaced or refinanced from time to time.

                  "Debt" of any person as of any date means, without duplication, all indebtedness of such person in respect of borrowed money, including all interest, fees and expenses owed in respect thereto (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments.

                  "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

                  "Depository" means, with respect to the Securities of any Series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as Depository for such Series by the Company, which Depository shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such person, "Depository" as used with respect to the Securities of any Series shall mean the Depository with respect to the Securities of such Series.

                  "Designated Senior Debt" means (a) Senior Bank Debt and (b) other Senior Debt the principal amount of which is $50.0 million or more at the date of designation by the Company in a written instrument delivered to the Trustee; provided that Senior Debt designated as Designated Senior Debt pursuant to clause (b) shall cease to be Designated Senior Debt at any time that the aggregate principal amount thereof outstanding is $10.0 million or less.

                  "Discount Security" means any Security that provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.2.

                  "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, for cash or other property (other than Capital Stock that is not Disqualified Stock) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Securityholder thereof, in whole or in part, in each case on or prior to the stated maturity of the Securities.

                  "Dollars" means the currency of The United States of America.

                  "ECU" means the European Currency Unit as determined by the Commission of the European Union.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Existing Senior Subordinated Securities" means (i) the 11-1/8% Senior Subordinated Notes due 2006 of the Company in an aggregate original principal amount of US$200,000,000 issued pursuant to the Senior Subordinated Notes Indenture, dated as of July 15, 1996, between the Company and United States Trust Company of New York, as trustee, (ii) the 10-1/8% Senior Subordinated Notes due 2006 of the Company in the aggregate principal amount of US$165,000,000 issued pursuant to the Senior Subordinated Notes Indenture, dated as of October 1, 1996 between the Company and First Bank National Association, as trustee, (iii) the 9-1/8% Senior Subordinated Notes due 2007 of the Company in an aggregate principal amount of US$120,000,000 issued pursuant to the Senior Subordinated Notes Indenture, dated as of July 7, 1997 between the Company and The Bank of New York, as trustee, (iv) the 8-3/4% Senior Subordinated Notes due 2009 of the Company in an aggregate original principal amount of US$250,000,000 issued pursuant to the Senior Subordinated Notes indenture dated as of October 24, 1997 between the Company and The Bank of New York, as trustee, and (v) the 8-

1/4% Senior Subordinated Notes due 2011 of the Company in the aggregate original principal amount of US$150,000,000 issued pursuant to the Senior Subordinated Notes Indenture dated as of April 26, 1999 between the Company and the Bank of New York, as trustee.

                  "Foreign Currency" means any currency or currency unit issued by a government other than the government of The United States of America.

                  "Foreign Government Obligations" means with respect to Securities of any Series that are denominated in a Foreign Currency, (i) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or
(ii) obligations of a person controlled or supervised by or acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

                  "Global Security" or "Global Securities" means a Security or Securities, as the case may be, in the form established pursuant to Section 2.2 evidencing all or part of a Series of Securities, issued to the Depository for such Series or its nominee, and registered in the name of such Depository or nominee.

                  "Guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the obligation to reimburse amounts drawn down under letters of credit securing such obligations.

                  "Hedging Obligations" means, with respect to any person, the obligations of such person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements designed to protect such person against fluctuations in interest rates.

                  "Holder" or "Securityholder" means a person in whose name a Security is registered or the holder of a Bearer Security.

                  "Indebtedness" means (without duplication), with respect to any person, whether recourse is to all or a portion of the assets of such person, and whether or not contingent, (a) every obligation of such person for money borrowed, (b) every obligation of such person evidenced by bonds, debentures, notes or other similar instruments, (c) every reimbursement obligation of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person, (d) every obligation of such person issued or assumed as the deferred purchase price of property or services,
(e) every Capital Lease Obligation and every obligation of such person in respect of Sale and Leaseback Transactions that would be required to be capitalized on the balance sheet in accordance with GAAP, (f) all Disqualified Stock of such person valued at the greater of its voluntary or involuntary maximum fixed repurchase price, plus accrued and unpaid dividends (unless included in such maximum repurchase price), (g) all obligations of such person under or with respect to Hedging Obligations which would be required to be reflected on the balance sheet as a liability of such person in accordance with GAAP and (h) every obligation of the type referred to in clauses (a) through (g) of another person and dividends of another person the payment of which, in either case, such person has guaranteed. For purposes of this definition, the "maximum fixed repurchase price" of any Disqualified Stock that does not have a fixed repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness is required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value will be determined in good faith by the board of directors of the issuer of such Disqualified Stock. Notwithstanding the foregoing, trade accounts payable and accrued liabilities arising in the ordinary course of business and any liability for federal, state or local taxes or other taxes owed by such person will not be considered Indebtedness for purposes of this definition. The amount outstanding at any time of any Indebtedness issued with original issue discount is the aggregate principal amount at maturity of such Indebtedness, less the remaining unamortized portion of the original issue discount of such Indebtedness at such time, as determined in accordance with GAAP.

                  "Indenture" means this Indenture as amended from time to time and shall include the form and terms of particular Series of Securities established as contemplated hereunder.

                  "interest" with respect to any Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
                  "Maturity," when used with respect to any Security or installment of principal thereof, means the date on which the principal of such Security or such installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

                  "Maturity Date" means _________________.

                  "Obligations" means any principal, interest (including post-petition interest, whether or not allowed as a claim in any proceeding), penalties, fees, costs, expenses, indemnifications, reimbursements, damages and other liabilities payable under or in connection with any Indebtedness.

                  "Officer" means the Chairman of the Board,, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief
Financial Officer, any Vice-President, the Treasurer, the Controller, the Secretary, any Assistant Treasurer or any Assistant Secretary of any person.

                  "Officers' Certificate" means a certificate signed by any two of the Chairman of the Board, the President, chief executive officer, chief financial officer or chief accounting officer, the Controller or an Executive Vice President of the Company.

                  "Opinion of Counsel" means a written opinion of legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

                  "person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on, and any Additional Amounts in respect of, the Security.

                  "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject.

                  "Representative" means, for purposes of Article 13, the Credit Agent or other agent, trustee or representative for any Senior Debt of the Company.

                  "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which a person sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, of such property or asset to the seller or transferor.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities"  means  the  debentures,   notes  or  other  debt
instruments of the Company of any Series authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Bank Debt" means all Obligations  outstanding under or
in  connection  with  the  Credit  Agreement   (including   Guarantees  of  such
Obligations by Subsidiaries of the Company).

                  "Senior Debt" means (a) the Senior Bank Debt and (b) any other Indebtedness permitted to be incurred by the Company or any Restricted Subsidiary, as the case may be, under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities or subordinated to Senior Debt on terms substantially similar to those of the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include (i) any liability for federal, state, local or other taxes owed or owing by the Company, (ii) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, (iii) any trade payables or (iv) any Indebtedness that is incurred in violation of this Indenture provided that such Indebtedness shall be deemed not to have been incurred in violation of the Indenture for purposes of this clause (iv) if, in the case of any obligations under the Credit Agreement, the holders of such obligations or their agent or representative shall have received a representation from the Company to the effect that the incurrence of such Indebtedness does not violate the provisions of this Indenture.

                  "Series" or "Series of Securities" means each series of debentures, notes or other debt instruments of the Company created pursuant to Sections 2.1 and 2.2 hereof.

                  "Significant Subsidiary" means any direct or indirect Subsidiary of the Company that would be a "significant subsidiary" as defined in
Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such regulation is in effect on the date hereof.

                  "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any specified person means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such person, or by one or more other Subsidiaries, or by such person and one or more other Subsidiaries.

                  "Subsidiary Guarantee" means a Guarantee of a Guarantor pursuant to Article 12 hereof.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

                  "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each person who is then a Trustee hereunder, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

                  "U.S. Government Obligations" means securities which are (i) direct obligations of The United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of The United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by The United States of America, and which in the case of (i) and (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S.

Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation evidenced by such depository receipt.

         Section 1.2. Other Definitions.

TERM                                                        DEFINED IN
                                                              SECTION

"Bankruptcy Law"                                                 6.1
"Benefited Party"                                               12.1
"Custodian"                                                      6.1
"Event of Default"                                               6.1
"Guarantor"                                                     12.1
"Journal"                                                       10.15
"Judgment Currency"                                             10.16
"Legal Holiday"                                                 10.7
"mandatory sinking fund payment"                                11.1
"Market Exchange Rate"                                          10.15
"New York Banking Day"                                          10.16
"Non-Monetary Default                                           13.3
"optional sinking fund payment"                                 11.1
"Paying Agent"                                                   2.4
"Payment Blockage Notice"                                       13.3
"Payment Default"                                               13.3
"Registrar"                                                      2.4
"Required Currency"                                             10.16
"Service Agent"                                                  2.4
"successor person"                                               5.1


         Section 1.3. Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities and the Subsidiary Guarantees, if any.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, the Guarantors, if any, and any successor obligor upon the Securities or any Subsidiary Guarantee, as the case may be.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as so defined.

         Section 1.4. Rules of Construction.

                  Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (c) references to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect as of the time when and for the period as to which such accounting principles are to be applied;

                  (d) "or" is not exclusive;

                  (e) words in the singular include the plural, and in the plural include the singular; and

                  (f) provisions apply to successive events and transactions.

                  (g) references to sections of or rules under the Securities Act or the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.


                                  ARTICLE II.
                                 THE SECURITIES

         Section 2.1. Issuable in Series.

                  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. All Securities of a Series shall be identical except as may be set forth in a Board Resolution, a supplemental indenture or an Officers' Certificate detailing the adoption of the terms thereof pursuant to the authority granted under a Board Resolution. In the case of Securities of a Series to be issued from time to time, the Board Resolution, Officers' Certificate or supplemental indenture may provide for the method by which specified terms (such as interest rate, maturity date, record date or date from which interest shall accrue) are to be determined. Securities may differ between Series in respect of any matters, provided that all Series of Securities shall be equally and ratably entitled to the benefits of the Indenture.

         Section 2.2. Establishment of Terms of Series of Securities.

                  At or prior to the issuance of any Securities within a Series, the following shall be established (as to the Series generally, in the case of Subsection 2.2.1 and either as to such Securities within the Series or as to the Series generally in the case of Subsections 2.2.2 through 2.2.21) by a Board Resolution, a supplemental indenture or an Officers' Certificate pursuant to authority granted under a Board Resolution:

                  2.2.1. the title of the Series (which shall distinguish the Securities of that particular Series from the Securities of any other Series);

                  2.2.2. the price or prices (expressed as a percentage of the principal amount thereof) at which the Securities of the Series will be issued;

                  2.2.3. any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.7, 2.8, 2.11, 3.6 or 9.6);

                  2.2.4. the date or dates on which the principal of the Securities of the Series is payable;

                  2.2.5. the rate or rates (which may be fixed or variable) per annum or, if applicable, the method used to determine such rate or rates (including, but not limited to, any commodity, commodity index, stock exchange index or financial index) at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest, if any, shall accrue, the date or dates on which such interest, if any, shall commence and be payable and any regular record date for the interest payable on any interest payment date;

                  2.2.6. the place or places where the principal of and interest, if any, on the Securities of the Series shall be payable, or the method of such payment, if by wire transfer, mail or other means;

                  2.2.7. if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which the Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

                  2.2.8. the obligation, if any, of the Company to redeem or purchase the Securities of the Series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  2.2.9. the dates, if any, on which and the price or prices at which the Securities of the Series will be repurchased by the Company at the option of the Holders thereof and other detailed terms and provisions of such repurchase obligations;

                  2.2.10. if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the Series shall be issuable;

                  2.2.11. the forms of the Securities of the Series in bearer or fully registered form (and, if in fully registered form, whether the Securities will be issuable as Global Securities);

                  2.2.12. if other than the principal amount thereof, the portion of the principal amount of the Securities of the Series that shall be payable upon declaration of acceleration of the maturity thereof pursuant to
Section 6.2;

                  2.2.13. the currency of denomination of the Securities of the Series, which may be Dollars or any Foreign Currency, including, but not limited to, the ECU, and if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

                  2.2.14.  the  designation  of  the  currency,   currencies  or
currency units in which payment of the principal of and interest, if any, on the Securities of the Series will be made;

                  2.2.15. if payments of principal of or interest, if any, on the Securities of the Series are to be made in one or more currencies or currency units other than that or those in which such Securities are denominated, the manner in which the exchange rate with respect to such payments will be determined;

                  2.2.16. the manner in which the amounts of payment of principal of or interest, if any, on the Securities of the Series will be determined, if such amounts may be determined by reference to an index based on a currency or currencies or by reference to a commodity, commodity index, stock exchange index or financial index;

                  2.2.17. the provisions, if any, relating to any security provided for the Securities of the Series;

                  2.2.18. any addition to or change in the Events of Default which applies to any Securities of the Series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.2;

                  2.2.19. any addition to or change in the covenants set forth in Articles IV or V which applies to Securities of the Series;

                  2.2.20. any other terms of the Securities of the Series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1, but which may modify or delete any provision of this Indenture insofar as it applies to such Series); and

                  2.2.21. any depositories, interest rate calculation agents, exchange rate calculation agents or other agents with respect to Securities of such Series if other than those appointed herein.

                  All Securities of any one Series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to the Board Resolution, supplemental indenture or Officers' Certificate referred to above, and the authorized principal amount of any Series may not be increased to provide for issuances of additional Securities of such Series, unless otherwise provided in such Board Resolution, supplemental indenture or Officers' Certificate.

         Section 2.3. Execution and Authentication.

                  Two Officers shall sign the Securities for the Company by manual or facsimile signature. An Officer of each Guarantor shall sign the Subsidiary Guarantee for the Guarantor by manual or facsimile signature.

                  If an Officer whose signature is on a Security or Subsidiary Guarantee no longer holds that office at the time the Security is authenticated, the Security or Subsidiary Guarantee shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall at any time, and from time to time, authenticate Securities for original issue in the principal amount provided in the Board Resolution, supplemental indenture hereto or Officers' Certificate, upon receipt by the Trustee of a Company Order. Such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication unless otherwise provided by a Board Resolution, a supplemental indenture hereto or an Officers' Certificate.

                  The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution, supplemental indenture hereto or Officers' Certificate delivered pursuant to Section 2.2, except as provided in Section 2.8.

                  Prior to the issuance of Securities of any Series, the Trustee shall have received and (subject to Section 7.2) shall be fully protected in relying on: (a) the Board Resolution, supplemental indenture hereto or Officers' Certificate establishing the form of the Securities of that Series or of Securities within that Series and the terms of the Securities of that Series or of Securities within that Series, (b) an Officers' Certificate complying with
Section 10.4, and (c) an Opinion of Counsel complying with Section 10.4.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities of such Series: (a) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; or (b) if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors and/or vice-presidents shall determine that such action would expose the Trustee to personal liability to Holders of any then outstanding Series of Securities.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         Section 2.4. Registrar and Paying Agent.

                  The Company shall maintain, with respect to each Series of Securities, at the place or places specified with respect to such Series pursuant to Section 2.2, an office or agency where Securities of such Series may be presented or surrendered for payment ("Paying Agent"), where Securities of such Series may be surrendered for registration of transfer or exchange ("Registrar") and where notices and demands to or upon the Company in respect of the Securities of such Series and this Indenture may be served ("Service
Agent"). The Registrar shall keep a register with respect to each Series of Securities and to their transfer and exchange. The Company will give prompt written notice to the Trustee of the name and address, and any change in the name or address, of each Registrar, Paying Agent or Service Agent. If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Service Agent or shall fail to furnish the Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more co-registrars, additional paying agents or additional service agents and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain a Registrar, Paying Agent and Service Agent in each place so specified pursuant to Section 2.2 for Securities of any Series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the name or address of any such co-registrar, additional paying agent or additional service agent. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Service Agent" includes any additional service agent.

                  The Company hereby appoints the Trustee the initial Registrar, Paying Agent and Service Agent for each Series unless another Registrar, Paying Agent or Service Agent, as the case may be, is appointed prior to the time Securities of that Series are first issued.

         Section 2.5. Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of any Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal of or interest on the Series of Securities, and will notify the Trustee of any default by the Company or the Guarantors in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Securityholders of any Series of Securities all money held by it as Paying Agent.

         Section 2.6. Securityholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders of each Series of Securities and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least ten days before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders of each Series of Securities.

         Section 2.7. Transfer and Exchange.

                  Where Securities of a Series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of the same Series, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.11, 3.6 or 9.6).

                  Neither the Company nor the Registrar shall be required (a) to issue, register the transfer of, or exchange Securities of any Series for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Securities of that Series selected for redemption and ending at the close of business on the day of such mailing, or
(b) to register the transfer of or exchange Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

         Section 2.8. Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new  Security  of any  Series  issued  pursuant  to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that Series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.9. Outstanding Securities.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest on a Global Security effected by the Trustee in accordance with the provisions hereof and those described in this Section as not outstanding.

                  If a Security is replaced pursuant to Section 2.8, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds on the Maturity of Securities of a Series money sufficient to pay such Securities payable on that date, then on and after that date such Securities of the Series cease to be outstanding and interest on them ceases to accrue.

                  A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

                  In determining whether the Holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2.

         Section 2.10. Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any request, demand, authorization, direction, notice, consent or waiver Securities of a Series owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver only Securities of a Series that the Trustee knows are so owned shall be so disregarded.

         Section 2.11. Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a Company Order. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee upon request shall authenticate definitive Securities of the same Series and date of maturity in exchange for temporary Securities. Until so exchanged, temporary securities shall have the same rights under this Indenture as the definitive Securities.

         Section 2.12. Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, replacement or cancellation and shall destroy such canceled Securities (subject to the record retention requirement of the Exchange
Act) and deliver a certificate of such destruction to the Company, unless the Company otherwise directs. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

         Section 2.13. Defaulted Interest.

                  If the Company and the Guarantors default in a payment of interest on Series of Securities, the Company or any such Guarantor (to the extent of its obligations under its Subsidiary Guarantee) shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the persons who are Securityholders of the Series on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date. The Company shall fix or cause to be fixed each such special record date and payment date, and shall, promptly thereafter, notify the Trustee of any such date. At least 15 days before the special record date, the Company

(or the Trustee, in the name of and at the expense of the Company) shall mail to Securityholders of the Series a notice that states the special record date, the related payment date and the amount of such interest to be paid. The Company and the Guarantors may pay defaulted interest in any other lawful manner.

         Section 2.14. Record Date.

                  The record date for purposes of determining the identity of Securityholders of the Series entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA ss. 316(c).

         Section 2.15. Global Securities.

                  2.15.1. Terms of Securities. A Board Resolution, a supplemental indenture hereto or an Officers' Certificate shall establish whether the Securities of a Series shall be issued in whole or in part in the form of one or more Global Securities and the Depository for such Global Security or Securities.

                  2.15.2. Transfer and Exchange. Notwithstanding any provisions to the contrary contained in Section 2.7 of the Indenture and in addition thereto, any Global Security shall be exchangeable pursuant to Section 2.7 of the Indenture for Securities registered in the names of Holders other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company fails to appoint a successor Depository within 90 days of such event, (ii) the Company executes and delivers to the Trustee an Officers' Certificate to the effect that such Global Security shall be so exchangeable or (iii) an Event of Default with respect to the Securities represented by such Global Security shall have happened and be continuing. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depository shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms.

                  Except as provided in this Section 2.14.2, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depository, by a nominee of such Depository to such Depository or another nominee of such Depository or by the Depository or any such nominee to a successor Depository or a nominee of such a successor Depository.

                  2.15.3. Legend. Any Global Security issued hereunder shall bear a legend in substantially the following form:

                  "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such a successor Depository."

                  2.15.4. Acts of Holders. The Depository, as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

                  2.15.5. Payments. Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 2.2, payment of the principal of and interest, if any, on any Global Security shall be made to the Holder thereof.

                  2.15.6. Consents, Declaration and Directions. Except as provided in Section 2.14.5, the Company, the Trustee and any Agent shall treat a person as the Holder of such principal amount of outstanding Securities of such Series represented by a Global Security as shall be specified in a written statement of the Depository with respect to such Global Security, for purposes of obtaining any consents, declarations, waivers or directions required to be given by the Holders pursuant to this Indenture.

         Section 2.16. CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE III.
                                   REDEMPTION

         Section 3.1. Notice to Trustee.

                  The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or may covenant to redeem and pay the Series of Securities or any part thereof prior to the Stated Maturity thereof at such time and on such terms as provided for in such Securities. If a Series of Securities is redeemable and the Company wants or is obligated to redeem prior to the Stated Maturity thereof all or part of the Series of Securities pursuant to the terms of such Securities, it shall notify the Trustee of the redemption date and the principal amount of Series of Securities to be redeemed. The Company shall give the notice at least 45 days before the redemption date (or such shorter notice as may be acceptable to the Trustee).

         Section 3.2. Selection of Securities to be Redeemed.

                  Unless otherwise indicated for a particular Series by a Board Resolution, a supplemental indenture or an Officers' Certificate, if less than all the Securities of a Series are to be redeemed, the Trustee shall select the Securities of the Series to be redeemed in any manner that the Trustee deems fair and appropriate. The Trustee shall make the selection from Securities of the Series outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities of the Series that have denominations larger than $1,000. Securities of the Series and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000 or, with respect to Securities of any Series issuable in other denominations pursuant to Section 2.2.10, the minimum principal denomination for each Series and integral multiples thereof. Provisions of this Indenture that apply to Securities of a Series called for redemption also apply to portions of Securities of that Series called for redemption.

         Section 3.3. Notice of Redemption.

                  Unless otherwise indicated for a particular Series by Board Resolution, a supplemental indenture hereto or an Officers' Certificate, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed and if any Bearer Securities are outstanding, publish on one occasion a notice in an Authorized Newspaper.

                  The notice shall identify the Securities of the Series to be redeemed and shall state:

                  (a) the redemption date;

                  (b) the redemption price;

                  (c) if any Security of the Series called for redemption is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security;

                  (c) the name and address of the Paying Agent;

                  (d) that Securities of the Series called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (e) that interest on Securities of the Series called for redemption ceases to accrue on and after the redemption date; and

                  (f) any other information as may be required by the terms of the particular Series or the Securities of a Series being redeemed.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

         Section 3.4. Effect of Notice of Redemption.

                  Once notice of redemption is mailed or published as provided in Section 3.3, Securities of a Series called for redemption become due and payable on the redemption date and at the redemption price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest to the redemption date.

         Section 3.5. Deposit of Redemption Price.

                  On or before the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed on that date.

         Section 3.6. Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security of the same Series and the same maturity equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE IV.
                                    COVENANTS

         Section 4.1. Payment of Principal and Interest.

                  The Company covenants and agrees for the benefit of the Holders of each Series of Securities that it will duly and punctually pay the principal of and interest, if any, on the Securities of that Series in accordance with the terms of such Securities and this Indenture.

         Section 4.2. SEC Reports.

                  4.2.1. The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA ss. 314(a). Notwithstanding anything to the contrary contained herein, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 4.3. Compliance Certificate.

                  The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge).

                  The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

         Section 4.4. Stay, Extension and Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or the Securities; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         Section 4.5. Corporate Existence.

                  Subject to Article V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Significant Subsidiary in accordance with the respective organizational documents of each Significant Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Significant Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Significant Subsidiary, if an Officer shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders.

         Section 4.6. Taxes.

                  The Company shall, and shall cause each of its Significant Subsidiaries to, pay prior to delinquency all material taxes, assessments and governmental levies, except (i) as contested in good faith and by appropriate proceedings or (ii) the nonpayment of which would not materially adversely affect the business, condition (financial or otherwise), operations, performance or properties of the Company and its Subsidiaries, taken as a whole.

                                   ARTICLE V.
                                   SUCCESSORS

         Section 5.1. When Company May Merge, Etc.

                  The Company shall not consolidate with or merge into, or convey, transfer or lease all or substantially all of its properties and assets to, any person (a "successor person"), unless:

                  (a) the successor person (if any) is a corporation, partnership, trust or other entity organized and validly existing under the laws of any U.S. domestic jurisdiction and expressly assumes the Company's obligations on the Securities and under this Indenture pursuant to a supplemental indenture in form reasonably acceptable to the Trustee and

                  (b) immediately after giving effect to the transaction, no Default or Event of Default, shall have occurred and be continuing.

                  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

         Section 5.2. Successor Corporation Substituted.

                  Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest, if any, on the Securities, except in the case of a sale of all the Company's assets that meets the requirements of Section 5.1.

                                  ARTICLE VI.
                              DEFAULTS AND REMEDIES

         Section 6.1. Events of Default.

                  "Event of Default," wherever used herein with respect to Securities of any Series, means any one of the following events, unless in the establishing Board Resolution, supplemental indenture or Officers' Certificate, it is provided that such Series shall not have the benefit of said Event of
Default:

                  (a) default in the payment of any interest on any Security of that Series when it becomes due and payable, and continuance of such default for a period of 30 days

         (unless the entire amount of such payment is deposited by the Company with the Trustee or with a Paying Agent prior to the expiration of such period of 30 days); or

                  (b) default in the payment of the principal of any Security of that Series at its Maturity; or

                  (c) default in the deposit of any sinking fund payment, when and as due in respect of any Security of that Series; or

                  (d) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty that has been included in this Indenture solely for the benefit of Series of Securities other than that Series), which default continues uncured for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of that Series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) a default under any Debt of the Company (including a default with respect to Securities of any Series other than that Series) or any Subsidiary, whether such Debt now exists or shall hereafter be created, if (A) such default results from the failure to pay any such Debt when it becomes due, (B) the principal amount of such Debt, together with the principal amount of any other such Debt in default for failure to pay principal at stated final maturity or the maturity of which has been so accelerated, aggregates $____________ or more at any one time outstanding, and (C) such Debt is not discharged or such acceleration is not rescinded or annulled within 10 days after written notice to the Company by the holder or holders of such Debt in the manner provided for in the applicable debt instrument; or

                  (f) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                           (i) commences a voluntary case,

                           (ii) consents to the entry of an order for relief against it in an involuntary case,

                           (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                           (iv) makes a general  assignment  for the  benefit of
                  its creditors, or

                           (v) admits in writing  that it generally is unable to
                  pay its debts as the same become due; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief  against  the Company or any of its
                  Significant Subsidiaries in an involuntary case,

                           (ii) appoints a Custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of its property, or

                           (iii) orders the liquidation of the Company or any of
                  its Significant Subsidiaries,

                  and the order or decree remains unstayed and in effect for 60 days; or

                  (h) any other Event of Default provided with respect to Securities of that Series, which is specified in a Board Resolution, a supplemental indenture hereto or an Officers' Certificate, in accordance with Section 2.2.18.

                  The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         Section 6.2. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default with respect to Securities of any Series at the time outstanding occurs and is continuing (other than an Event of Default referred to in Section 6.1(f) or (g)) then in every such case the Trustee or the Holders of not less than 25% in principal amount of the outstanding Securities of that Series may declare the principal amount (or, if any Securities of that Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of and accrued and unpaid interest, if any, on all of the Securities of that Series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and accrued and unpaid interest, if any, shall become immediately due and payable. If an Event of Default specified in Section 6.1(f) or (g) shall occur, the principal amount (or specified amount) of and accrued and unpaid interest, if any, on all outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration with respect to any Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the outstanding Securities of that Series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all overdue  interest,  if any, on all Securities
                  of that Series,

                           (ii) the  principal of any  Securities of that Series
                  which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (iii) to the extent that payment of such  interest is
                  lawful, interest upon any overdue principal and overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default with respect to Securities of that Series, other than the non-payment of the principal of Securities of that Series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

                  No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 6.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of principal of any Security at the Maturity thereof, or

                  (c) default is made in the deposit of any sinking fund payment when and as due by the terms of a Security,

then, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal or any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or deemed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to any Securities of any Series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such Series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.4. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section  6.5.   Trustee  May  Enforce  Claims  Without   Possession  of
Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 6.6. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  To the payment of all  amounts  due the Trustee  under
Section 7.7; and

                  Second: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                  Third: To the Company.

         Section 6.7. Limitation on Suits.

                  No Holder of any Security of any Series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that Series;

                  (b) the Holders of not less than 25% in principal amount of the outstanding Securities of that Series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities of that Series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         Section 6.8. Unconditional Right of Holders to Receive Principal and Interest.

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Security on the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 6.9. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 6.10. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 6.12. Control by Holders.

                  The Holders of a majority in principal amount of the outstanding Securities of any Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such Series, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

         Section 6.13. Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the outstanding Securities of any Series may on behalf of the Holders of all the Securities of such Series waive any past Default hereunder with respect to such Series and its consequences, except a Default in the payment of the principal of or interest on any Security of such Series (provided, however, that the Holders of a majority in principal amount of the outstanding Securities of any Series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.14. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any Series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the redemption date).

                                  ARTICLE VII.
                                     TRUSTEE

         Section 7.1. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) The Trustee  need  perform only those duties that
                  are specifically set forth in this Indenture and no others.

                           (ii) In the  absence  of bad faith on its  part,  the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates or Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture; however, in the case of any such Officers' Certificates or Opinions of Counsel which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) This  paragraph  does not  limit  the  effect  of
                  paragraph (b) of this Section.

                           (ii) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (iii) The Trustee shall not be liable with respect to
                  any action taken, suffered or omitted to be taken by it with respect to Securities of any Series in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Securities of such Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such Series.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraph (a), (b) and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) No provision of this Indenture shall require the Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

                  (h) The Paying Agent, the Registrar and any authenticating agent shall be entitled to the protections, immunities and standard of care as are set forth in paragraphs (a), (b) and (c) of this Section with respect to the Trustee.

         Section 7.2. Rights of Trustee.

                  (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care. No Depository shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any Depository.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         Section 7.3. Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee is also subject to Sections 7.10 and 7.11.

         Section 7.4. Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

         Section 7.5. Notice of Defaults.

                  If a Default or Event of Default occurs and is continuing with respect to the Securities of any Series and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Securityholder of the Securities of that Series and, if any Bearer Securities are outstanding, publish on one occasion in an Authorized Newspaper, notice of a Default or Event of Default within 90 days after it occurs or, if later, after a Responsible Officer of the Trustee has knowledge of such Default or Event of Default. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security of any Series, the Trustee may withhold the notice if and so long as its corporate trust committee or a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders of that Series.

         Section 7.6. Reports by Trustee to Holders.

                  Within 60 days after May 15 in each year, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear on the register kept by the Registrar and, if any Bearer Securities are outstanding, publish in an Authorized Newspaper, a brief report dated as of such May 15, in accordance with, and to the extent required under, TIA ss. 313.

                  A copy of each report at the time of its mailing to Securityholders of any Series shall be filed with the SEC and each stock exchange on which the Securities of that Series are listed. The Company shall promptly notify the Trustee when Securities of any Series are listed on any stock exchange.

         Section 7.7. Compensation and Indemnity.

                  The  Company  shall  pay to the  Trustee  from  time  to  time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee (including the cost of defending itself) against any loss, liability or expense incurred by it except as set forth in the next paragraph in the performance of its duties under this Indenture as Trustee or Agent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. This indemnification shall apply to officers, directors, employees, shareholders and agents of the Trustee.

                  The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or by any officer, director, employee, shareholder or agent of the Trustee through negligence or bad faith.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of that Series.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

         Section 7.8. Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  The Trustee may resign with respect to the Securities of one or more Series by so notifying the Company. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee and the Company. The Company may remove the Trustee with respect to Securities of one or more Series if:

                  (a) the Trustee fails to comply with Section 7.10;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee with respect to the Securities of any one or more Series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee with respect to the Securities of any one or more Series fails to comply with Section 7.10, any Securityholder of the applicable Series, who has been a Securityholder for at least six months, may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee subject to the lien provided for in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee with respect to each Series of Securities for which it is acting as Trustee under this Indenture. A successor Trustee shall mail a notice of its succession to each Securityholder of each such Series and, if any Bearer Securities are outstanding, publish such notice on one occasion in an Authorized Newspaper. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

         Section 7.9. Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

         Section 7.10. Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b).

         Section 7.11. Preferential Collection of Claims Against Company.

                  The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                                 ARTICLE VIII.
                     SATISFACTION AND DISCHARGE; DEFEASANCE

         Section 8.1. Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Order cease to be of further effect (except as hereinafter provided in this Section 8.1), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (i) all Securities theretofore authenticated and delivered (other than Securities that have been destroyed, lost or stolen and that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                           (ii) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (1) have become due and payable, or

                                    (2) will  become  due and  payable  at their
                           Stated Maturity within one year, or

                                    (3) are to be called for  redemption  within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                                    (4) are deemed paid and discharged  pursuant
                           to Section 8.3, as applicable;

and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient for the purpose of paying and discharging the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable on or prior to the date of such deposit) or to the Stated Maturity or redemption date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.7, and, if money shall have been deposited with the Trustee pursuant to clause (a) of this Section, the provisions of Sections 2.4, 2.7, 2.8, 8.1 8.2 and 8.5 shall survive.

         Section 8.2. Application of Trust Funds; Indemnification.

                  (a) Subject to the provisions of Section 8.5, all money deposited with the Trustee pursuant to Section 8.1, all money and U.S. Government Obligations or Foreign Government Obligations deposited with the Trustee pursuant to Section 8.3 or 8.4 and all money received by the Trustee in respect of U.S. Government Obligations or Foreign Government Obligations deposited with the Trustee pursuant to Section
         8.3 or 8.4, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the

         Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Sections 8.3 or 8.4.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations or Foreign Government Obligations deposited pursuant to Sections 8.3 or 8.4 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                  (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or Foreign Government Obligations or money held by it as provided in Sections 8.3 or 8.4 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or Foreign Government Obligations or money were deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations or Foreign Government Obligations held under this Indenture.

         Section 8.3. Legal Defeasance of Securities of any Series.

                  Unless this  Section 8.3 is otherwise  specified,  pursuant to
Section 2.2.20, to be inapplicable to Securities of any Series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the outstanding Securities of such Series on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture, as it relates to such outstanding Securities of such Series, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, at Company Request, execute proper instruments acknowledging the same), except as to:

                  (a) the rights of Holders of Securities of such Series to receive, from the trust funds described in subparagraph (d) hereof, (i) payment of the principal of and each installment of principal of and interest on the outstanding Securities of such Series on the Stated Maturity of such principal or installment of principal or interest and
         (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such Series;

                  (b) the provisions of Sections 2.4, 2.7, 2.8, 8.2, 8.3 and 8.5; and

                  (c) the rights, powers, trust and immunities of the Trustee hereunder;

provided that, the following conditions shall have been satisfied:

                  (d) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of such Securities (i) in the case of Securities of such Series denominated in Dollars, cash in Dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations, or
         (ii) in the case of Securities of such Series denominated in a Foreign Currency (other than a composite currency), money and/or Foreign Government Obligations, which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including mandatory sinking fund or analogous payments) of and interest, if any, on all the Securities of such Series on the dates such installments of interest or principal are due;

                  (e) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (f) no Default or Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

                  (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (h) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

                  (i) such deposit shall not result in the trust arising from such deposit constituting an investment company (as defined in the Investment Company Act of 1940, as amended), or such trust shall be qualified under such Act or exempt from regulation thereunder; and

                  (j) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this Section have been complied with.

         Section 8.4. Covenant Defeasance.

                  Unless this  Section 8.4 is  otherwise  specified  pursuant to
Section 2.2.20 to be inapplicable to Securities of any Series, on and after the 91st day after the date of the deposit referred to in subparagraph (a) hereof, the Company may omit to comply with any term, provision or condition set forth under Sections 4.2, 4.3, 4.4, 4.5, 4.6, and 5.1 as well as any additional covenants contained in a supplemental indenture hereto for a particular Series of Securities or a Board Resolution or an Officers' Certificate delivered pursuant to Section 2.2.20 (and the failure to comply with any such covenants shall not constitute a Default or Event of Default under Section 6.1) and the occurrence of any event described in clause (e) of Section 6.1 shall not constitute a Default or Event of Default hereunder, with respect to the Securities of such Series, provided that the following conditions shall have been satisfied:

                  (a) With reference to this Section 8.4, the Company has deposited or caused to be irrevocably deposited (except as provided in
         Section 8.2(c)) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities (i) in the case of Securities of such Series denominated in Dollars, cash in Dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations, or (ii) in the case of Securities of such Series denominated in a Foreign Currency (other than a composite currency), money and/or Foreign Government Obligations, which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal and interest, if any, on and any mandatory sinking fund in respect of the Securities of such Series on the dates such installments of interest or principal are due;

                  (b) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (c) No Default or Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

                  (d) the Company shall have delivered to the Trustee an Opinion of Counsel confirming that Holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate stating the deposit was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

                  (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

         Section 8.5. Repayment to Company.

                  The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal and interest that remains unclaimed for two years. After that, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

         Section 8.6. Subsidiary Guarantees.

                  If there are any Subsidiary Guarantees, the Guarantors shall be treated the same as the Company and the Subsidiary Guarantors shall be treated the same as the Securities under this Article VIII.

                                  ARTICLE IX.
                             AMENDMENTS AND WAIVERS

         Section 9.1. Without Consent of Holders.

                  The Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities of one or more Series without the consent of any Securityholder:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to comply with Article V;

                  (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (d) to make any change that does not materially adversely affect the rights of any Securityholder;

                  (e) to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as permitted by this Indenture;

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                  (g) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

         Section 9.2. With Consent of Holders.

                  The Company, the Guarantors and the Trustee may enter into a supplemental indenture with the written consent of the Holders of at least a majority  in  principal  amount of the  outstanding  Securities  of each  Series affected by such supplemental indenture (including consents obtained in connection with a tender offer or exchange offer for the Securities of such Series), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Securityholders of each such Series. Except as provided in Section 6.13, the Holders of at least a majority in principal amount of the outstanding Securities of each Series affected by such waiver by notice to the Trustee (including consents obtained in connection with a tender offer or exchange offer for the Securities of such Series) may waive compliance by the Company with any provision of this Indenture or the Securities with respect to such Series.

                  It shall not be necessary for the consent of the Holders of Securities under this Section 9.2 to approve the particular form of any proposed supplemental indenture or waiver, but it shall be sufficient if such consent approves the substance thereof. After a supplemental indenture or waiver under this section becomes effective, the Company shall mail to the Holders of Securities affected thereby and, if any Bearer Securities affected thereby are outstanding, publish on one occasion in an Authorized Newspaper, a notice briefly describing the supplemental indenture or waiver. Any failure by the Company to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         Section 9.3. Limitations.

                  Without the consent of each Securityholder affected, an amendment or waiver may not:

                  (a) change the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                  (b) reduce the rate of or extend the time for payment of interest (including default interest) on any Security;

                  (c) reduce the principal or change the Stated Maturity of any Security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation;

                  (d) reduce the principal amount of Discount Securities payable upon acceleration of the maturity thereof;

                  (e) waive a Default or Event of Default in the payment of the principal of or interest, if any, on any Security (except a rescission of acceleration of the Securities of any Series by the Holders of at least a majority in principal amount of the outstanding Securities of such Series and a waiver of the payment default that resulted from such acceleration);

                  (f) make the principal of or interest, if any, on any Security payable in any currency other than that stated in the Security;

                  (g)  make  any  change  in  Sections  6.8,   6.13,  9.3  (this
         sentence), 10.15 or 10.16; or

                  (h) waive a redemption payment with respect to any Security or change any of the provisions with respect to the redemption of any Securities.

         Section 9.4. Compliance with Trust Indenture Act.

                  Every amendment to this Indenture or the Securities of one or more Series shall be set forth in a supplemental indenture hereto that complies with the TIA as then in effect.

         Section 9.5. Revocation and Effect of Consents.

                  Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective.

                  Any amendment or waiver once effective shall bind every Securityholder of each Series affected by such amendment or waiver unless it is of the type described in any of clauses (a) through (g) of Section 9.3. In that case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         Section 9.6. Notation on or Exchange of Securities.

                  The Trustee may place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated. The Company in exchange for Securities of that Series may issue and the Trustee shall authenticate upon request new Securities of that Series that reflect the amendment or waiver.

         Section 9.7. Trustee Protected.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights.

                                   ARTICLE X.
                                  MISCELLANEOUS

         Section 10.1. Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required or deemed to be included in this Indenture by the TIA, such required or deemed provision shall control.

         Section 10.2. Notices.

                  Notices. Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Company or any Guarantor:

                           Iron Mountain Incorporated
                           745 Atlantic Avenue
                           Boston, MA 02111
                           Attention:  Chief Financial Officer
                           Telecopier No.:  (617) 350-7881

         With a copy to:

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA  02109
                           Telecopier No.:  (617) 338-2880
                           Attention: William J. Curry, Esq.

         If to the Trustee:
                           ____________________

                           ____________________
                           Telecopier No.:  ______________
                           Attention:  Corporate Trust Trustee Administration

                  The Company, any Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five

Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Securityholder shall be mailed by first class mail, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If  the   Company   or  any   Guarantor   mails  a  notice  or
communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         Section 10.3. Communication by Holders with Other Holders.

                  Securityholders of any Series may communicate pursuant to TIA ss. 312(b) with other Securityholders of that Series or any other Series with respect to their rights under this Indenture or the Securities of that Series or all Series. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

         Section 10.4. Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor shall furnish to the Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 10.5. Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

                  (a) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 10.6. Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or a meeting of Securityholders of one or more Series. Any Agent may make reasonable rules and set reasonable requirements for its functions.

         Section 10.7. Legal Holidays.

                  Unless otherwise provided by Board Resolution, Officers' Certificate or supplemental indenture for a particular Series, a "Legal Holiday" is any day that is not a Business Day. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         Section 10.8. No Recourse Against Others.

                  A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities, the Subsidiary Guarantees, if any, or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security and the related Subsidiary Guarantees waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         Section 10.9. Counterparts.

                  This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 10.10. Governing Laws.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         Section 10.11. No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 10.12. Successors.

                  All agreements of the Company and the Guarantors in this Indenture and the Securities and the Subsidiary Guarantees shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

         Section 10.13. Severability.

                  In case any provision in this Indenture, the Securities or the Subsidiary Guarantees, if any, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.14. Table of Contents, Headings, Etc.

                  The Table of Contents, Cross Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 10.15. Securities in a Foreign Currency or in ECU.

                  Unless otherwise specified in a Board Resolution, a supplemental indenture hereto or an Officers' Certificate delivered pursuant to
Section 2.2 of this Indenture with respect to a particular Series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all Series or all Series affected by a particular action at the time outstanding and, at such time, there are outstanding Securities of any Series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such Series which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate at such time. For purposes of this Section 10.15, "Market Exchange Rate" shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Union (or any successor thereto) as published in the Official Journal of the European Union (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question or, in the case of ECUs, in Luxembourg or such other quotations or, in the case of ECUs, rates of exchange as the Trustee, upon consultation with the Company, shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a Series denominated in currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

                  All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Holders.

         Section 10.16. Judgment Currency.

                  The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest or other amount on the Securities of any Series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York
Banking Day, then, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

                                  ARTICLE XI.
                                  SINKING FUNDS

         Section 11.1. Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of a Series, except as otherwise permitted or required by any form of Security of such Series issued pursuant to this Indenture.

                  The minimum amount of any sinking fund payment provided for by the terms of the Securities of any Series is herein referred to as a "mandatory sinking fund payment" and any other amount provided for by the terms of Securities of such Series is herein referred to as an

"optional sinking fund payment." If provided for by the terms of Securities of any Series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any Series as provided for by the terms of the Securities of such Series.

         Section 11.2. Satisfaction of Sinking Fund Payments with Securities.

                  The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any Series to be made pursuant to the terms of such Securities (1) deliver outstanding Securities of such Series to which such sinking fund payment is applicable (other than any of such Securities previously called for mandatory sinking fund redemption) and (2) apply as credit Securities of such Series to which such sinking fund payment is applicable and which have been redeemed either at the election of the Company pursuant to the terms of such Series of Securities (except pursuant to any mandatory sinking fund) or through the application of permitted optional sinking fund payments or other optional redemptions pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received by the Trustee, together with an Officers' Certificate with respect thereto, not later than 15 days prior to the date on which the Trustee begins the process of selecting Securities for redemption, and shall be credited for such purpose by the Trustee at the price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities in lieu of cash payments pursuant to this
Section 11.2, the principal amount of Securities of such Series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such Series for redemption, except upon receipt of a Company Order that such action be taken, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall from time to time upon receipt of a Company Order pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that Series purchased by the Company having an unpaid principal amount equal to the cash payment required to be released to the Company.

         Section 11.3. Redemption of Securities for Sinking Fund.

                  Not less than 45 days (unless otherwise indicated in the Board Resolution, supplemental indenture hereto or Officers' Certificate in respect of a particular Series of Securities) prior to each sinking fund payment date for any Series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that Series pursuant to the terms of that Series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that Series pursuant to Section 11.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days (unless otherwise indicated in the Board Resolution, Officers' Certificate or supplemental indenture in respect of a particular
Series of Securities) before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4, 3.5 and 3.6.

                                  ARTICLE XII.
                              SUBSIDIARY GUARANTEES

         Section 12.1. Subsidiary Guarantee.

                  Each  Subsidiary   that  is  a  signatory   hereto  [and  each
Restricted Subsidiary of the Company which in accordance with Section 4.13 hereof is required to guarantee the obligations of the Company under the Securities] (each, a "Guarantor"), upon execution of a supplemental indenture, hereby jointly and severally unconditionally guarantees to each Securitiesholder of a Security of a Series that is to be guaranteed and that has been authenticated and delivered by the Trustee irrespective of the validity or enforceability of this Indenture, the Securities or the obligations of the Company under this Indenture or the Securities, that: (i) the principal of and interest on the Securities will be paid in full when due, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest, if any, on the Securities and all other obligations of the Company to the Securitiesholders or the Trustee under this Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities; and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor will be obligated to pay the same whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 6.2 hereof. Each Guarantor agrees that this is a guarantee of payment not a guarantee of collection.

                  Each Guarantor hereby agrees that its obligations with regard to this Subsidiary Guarantee shall be joint and several and unconditional, irrespective of the validity or enforceability of the Securities or the obligations of the Company under this Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Company or any other obligor with respect to this Indenture, the Securities or the obligations of the Company under this Indenture or the Securities, any action to enforce the same or any other circumstances (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor further, to the extent permitted by law, waives and relinquishes all claims, rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such claims, rights or remedies, including but not limited to: (a) any right to require the Trustee, the Securitiesholders or the Company (each, a "Benefited Party") to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any
Benefited Party's power before proceeding against such Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of any Indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person; (d) demand, protest and notice of any kind including but not limited to notice of the existence, creation or incurring of any new or additional Indebtedness or obligation or of any action or non-action on the part of such Guarantor, the Company, any Benefited Party, any creditor of such Guarantor, the Company or on the part of any other Person whomsoever in connection with any Indebtedness or obligations hereby guaranteed;
(e) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against such Guarantor for reimbursement; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (g) any defense arising because of a Benefited Party's election, in any proceeding instituted under Bankruptcy Law, of the application of 11 U.S.C. Section 1111(b)(2); or (h) any defense based on any borrowing or grant of a security interest under 11 U.S.C. Section 364. Each Guarantor hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in its Subsidiary Guarantee and this Indenture.

                  If any Securitiesholder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian acting in relation to either the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Securitiesholder, the applicable Subsidiary Guarantees, to the extent theretofore discharged, shall be reinstated and be in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Securitiesholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

                  Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Securitiesholders and the Trustee, on the other hand,
(i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.2 hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company or any other obligor on the Securities of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.2 hereof, those obligations (whether or not due and payable) will forthwith become due and payable by such Guarantor for the purpose of this Subsidiary Guarantee.

         Section 12.2. Limitation of Guarantor's Liability.

                  Each Guarantor and, by its acceptance hereof, the Trustee and each Securitiesholder hereby confirm that it is its intention that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, each such person hereby irrevocably agrees that the obligation of such Guarantor under its Subsidiary Guarantee under this Article 12 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or other) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this
Article 11, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance under said laws. The Trustee and each Securitiesholder by accepting the benefits hereof, confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Company or any Guarantor in which concurrent claims are made upon such Guarantor hereunder, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Company shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For all purposes of this Section 12.2, Senior Debt shall be deemed to have been incurred prior to the incurrence of the obligations in respect of the Subsidiary Guarantees.

                                 ARTICLE XIII.
                                  Subordination

         Section 13.1. Agreement to Subordinate.

                  The Company, the Trustee and each Securityholder by accepting a Security agrees, that the indebtedness and obligations evidenced by the Security (a) rank pari passu with the Existing Senior Subordinated Securities and (b) are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full, in cash, of all Obligations with respect to Senior Debt of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt of the Company.

         Section 13.2. Liquidation; Dissolution; Bankruptcy.

                  Upon any payment or distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

                           (1) holders of Senior  Debt of the  Company  shall be
                  entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt of the Company (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt of the Company, whether or not allowed as a claim in such proceeding) before Securityholders shall be entitled to receive any payment or distribution from the Company with respect to the Securities; and

                           (2) until all Obligations with respect to Senior Debt
                  of the Company (as provided in subsection (1) above) are paid in full in cash, any payment or distribution to which the Trustee or any Securityholder would be entitled but for this Article shall be made to holders of Senior Debt of the Company, as their interests may appear.

         Section 13.3. Default on Designated Senior Debt.

                  The Company may not make any payment or distribution upon or in respect of the Securities, including, without limitation, by way of set-off or otherwise, or redeem (or make a deposit in redemption of), defease or acquire any of the Securities, for cash, properties or securities if:

                           (i) a  default  in  the  payment  of  any  principal,
                  premium, if any, or interest or other Obligations (a "Payment Default") with respect to Senior Debt of the Company occurs and is continuing; or

                           (ii) a default (other than a Payment  Default) or any
                  event that, after notice or passage of time would become a default (a "Non-Monetary Default"), on Senior Debt of the Company occurs and is continuing that then permits holders of the Senior Debt of the Company to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a person who may give it pursuant to
                  Section  13.11  hereof.  Any number of such  Payment  Blockage
                  Notices may be given, provided, however, that (i) not more than one Payment Blockage Notice may be commenced during any period of 360 consecutive days and (ii) any Non-Monetary Default that existed or was continuing on the date of delivery of any such notice to the Trustee (to the extent the holder of Designated Senior Debt, or such trustee or agent, giving such Payment Blockage Notice had knowledge of the same) shall not be the basis for a subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 90 days.

                  The Company may and shall resume payments on and distributions in respect of the Securities and all Obligations with respect thereto, and may acquire such Securities or Obligations upon the earlier of:

                           (1) in the case of a payment  default,  the date upon
                  which such default is cured or waived, or

                           (2) in the  case of a  Non-Monetary  Default,  on the
                  earlier of the date on which such Non-Monetary Default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, if the maturity of such Senior Debt of the Company has not been accelerated,

if this Article 13 otherwise permits the payment, distribution or acquisition at the time thereof.

         Section 13.4. Acceleration of Securities.

                  If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify Representatives of the holders of Senior Debt of the Company of the acceleration.

         Section 13.5. When Distribution Must be Paid Over.

                  In the event that the Trustee or any Securityholder receives from the Company any payment of any Obligations with respect to the Securities at a time when the Trustee or such Securityholder, as applicable, has actual knowledge that such payment is prohibited by Section

13.02 or 13.03 hereof, such payment shall be held by the Trustee or such Securityholder in trust for the benefit of, and shall be paid forthwith over and delivered upon written request to, the holders of Senior Debt of the Company, as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt of the Company may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt of the Company remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Company.

                  With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 13, and no implied covenants or obligations with respect to the holders of Senior Debt of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Company, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Securityholders or the Company or any other person money or assets to which any holders of Senior Debt of the Company shall be entitled by virtue of this Article 13, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

         Section 13.6. Notice By Company.

                  The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt of the Company as provided in this Article.

         Section 13.7. Subrogation.

                  After all Obligations with respect to Senior Debt of the Company are paid in full, in cash, and until the Securities are paid in full, Securityholders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Securities) to the rights of holders of Senior Debt of the Company to receive distributions applicable to Senior Debt of the Company to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Debt of the Company. A distribution made under this Article to holders of Senior Debt of the Company that otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on the Securities.

         Section 13.8. Relative Rights.

                  This Article defines the relative rights of Securityholders and holders of Senior Debt of the Company. Nothing in this Indenture shall:

                           (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

                           (2) affect the relative rights of Securityholders and
                  creditors of the Company other than their rights in relation to holders of Senior Debt of the Company; or

                           (3) prevent the  Trustee or any  Securityholder  from
                  exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt of the Company to receive distributions and payments otherwise payable to Securityholders.

                  If the Company fails because of this Article 13 to pay principal of, premium or interest on a Security on the due date, the failure is still a Default or Event of Default.

         Section 13.9. Subordination May Not Be Impaired by Company.

                  No right of any holder of Senior Debt of the Company to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any Securityholder or by the failure of the Company or any Securityholder to comply with this Indenture.

         Section 13.10. Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt of the Company, the distribution may be made and the notice given to their Representative.

                  Upon any  payment  or  distribution  of assets of the  Company referred to in this Article 13, the Trustee and the Securityholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Securityholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt of the Company and other Indebtedness of the Company, the amount or amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.

         Section 13.11. Rights of Trustee and Paying Agent.

                  Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least one Business Day prior to the date of such payment a Payment Blockage Notice. Only the holders or the Representative of holders of Designated Senior Debt of the Company may give a Payment Blockage Notice. Nothing in this Article 13 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         Section 13.12. Authorization to Effect Subordination.

                  Each Securityholder of a Security by the Securityholder's acceptance thereof authorizes and directs the Trustee on the Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 13, and appoints the Trustee to act as the Securityholder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.4 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of the Senior Debt of the Company are hereby authorized to file an appropriate claim for and on behalf of the Securityholders of the Securities.

         Section 13.13. Amendments.

                  The provisions of this Article 13 shall not be amended or modified without the written consent of the holders of all Senior Debt of the Company.

         Section 13.14. Subordination of Subsidiary Guarantees.

                  Each Guarantor, the Trustee, and each Securityholder by accepting a Security agrees, that the indebtedness and obligations under the Subsidiary Guarantees (a) rank pari passu with the guarantees of the 1996 Securities provided under the 1996 Indenture, (b) rank pari passu with the guarantees of the 1997 Securities provided under the 1997 Indenture and (c) are subordinated in right of payment, to the extent and in the manner provided in this Article 13, to the prior payment in full, in cash, of all Obligations with respect to Senior Debt of such Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt of such Guarantor.

         Section 13.15. Liquidation; Dissolution; Bankruptcy of a Guarantor.

                  Upon any payment or distribution to creditors of any Guarantor in a liquidation or dissolution of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Guarantor or its property, in an assignment for the benefit of creditors or any marshaling of such Guarantor's assets and liabilities:

                           (1) holders of Senior Debt of such Guarantor shall be
                  entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt of such Guarantor (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt of such Guarantor, whether or not allowed as a claim in such proceeding) before the Securityholders shall be entitled to receive any payment or distribution from the Guarantor with respect to such Guarantor's Subsidiary Guarantee; and

                           (2) until all Obligations with respect to Senior Debt
                  of such Guarantor (as provided in subsection (1) above) are paid in full in cash, any payment or distribution to which the Trustee or any Securityholder would be entitled but for this Article shall be made to holders of Senior Debt of such Guarantor, as their interests may appear.

         Section 13.16. Default on Senior Debt of the Guarantor.

                  No Guarantor shall make any payment or distribution upon or in respect of the Securities or its Subsidiary Guarantee, including, without limitation, by way of set-off or otherwise, or redeem (or make a deposit in redemption of), defease or acquire any of the Securities, for cash, properties or securities if:

                           (i) a Payment  Default with respect to Senior Debt of
                  such Guarantor occurs and is continuing; or

                           (ii) a  Non-Monetary  Default on Senior  Debt of such
                  Guarantor occurs and is continuing that then permits holders of the Senior Debt of such Guarantor to accelerate its maturity and the Trustee receives a Payment Blockage Notice from a person who may give it pursuant to Section 13.24 hereof. Any number of such Payment Blockage Notices may be given, provided, however, that (i) not more than one Payment Blockage Notice may be commenced during any period of 360 consecutive days and (ii) any default or event of default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (to the extent the holder of Designated Senior Debt, or such trustee or agent, giving such Payment Blockage Notice had knowledge of the same) shall not be the basis for a subsequent Payment Blockage Notice pursuant to Section 13.24 herein, unless such default has been cured or waived for a period of not less than 90 consecutive days.

                  Each Guarantor may and shall resume payments on and distributions in respect of its Subsidiary Guarantee, the Securities and all Obligations with respect thereto, and may acquire such Securities or Obligations upon the earlier of:

                           (1) in the case of a payment  default,  the date upon
                  which such default is cured or waived, or

                           (2) in the  case of a  Non-Monetary  Default,  on the
                  earlier of the date on which such Non-Monetary Default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, if the maturity of such Senior Debt of such Guarantor has not been accelerated,

if this Article 13 otherwise permits the payment, distribution or acquisition at the time thereof.

         Section 13.17. Acceleration of Securities; Duties of Guarantors.

                  If payment of the Securities is accelerated because of an Event of Default, each Guarantor shall promptly notify the Representative of the holders of Senior Debt of such Guarantor of the acceleration.

         Section 13.18. When Distribution from Guarantor Must Be Paid Over.

                  In the event that the Trustee or any Securityholder receives from a Guarantor any payment of any Obligations with respect to the Securities or the Subsidiary Guarantees at a time when the Trustee or such Securityholder, as applicable, has actual knowledge that such payment is prohibited by Section
13.15 or 13.16 hereof, such payment shall be held by the Trustee or such Securityholder, in trust for the benefit of, and shall be paid forthwith over and delivered upon written request to, the holders of Senior Debt of such Guarantor, as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt of such Guarantor may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt of such Guarantor remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of such Guarantor.

                  With respect to the holders of Senior Debt of any Guarantor, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 13, and no implied covenants or obligations with respect to the holders of Senior Debt of such Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of such Guarantor, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Securityholders or the Company or any other person money or assets to which any holders of Senior Debt of such Guarantor shall be entitled by virtue of this Article 13, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

         Section 13.19. Notice by a Guarantor.

                  Each Guarantor shall promptly notify the Trustee and the Paying Agent of any facts known to such Guarantor that would cause a payment of any Obligations with respect to the Securities or its Subsidiary Guarantee to violate this Article, but failure to give such notice shall not affect the subordination of its Subsidiary Guarantee or of the Securities to the Senior Debt of such Guarantor as provided in this Article 13.

         Section 13.20. Subrogation with Respect to Any Guarantor.

                  With respect to any Guarantor, after all Obligations with respect to Senior Debt of such Guarantor is paid in full, in cash, and until the Securities are paid in full, Securityholders shall be subrogated (equally and ratably with all other Indebtedness pari passu with such Guarantor's Subsidiary Guarantee) to the rights of holders of Senior Debt of such Guarantor to receive distributions applicable to Senior Debt of such Guarantor to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Debt of such Guarantor. A distribution made under this Article to holders of Senior Debt of such Guarantor that otherwise would have been made to Securityholders is not, as between such Guarantor and Securityholders, a payment by such Guarantor on the Securities or the Subsidiary Guarantee.

         Section 13.21. Relative Rights with Respect to Any Guarantor.

                  This Article defines the relative rights of Securityholders and holders of Senior Debt of each Guarantor. Nothing in this Indenture shall:

                           (1) impair, as between such Guarantor and the Securityholders, the obligation of such Guarantor, which is absolute and unconditional, to pay principal of and interest and Liquidated Damages, if any, on the Securities in accordance with the terms of its Subsidiary Guarantee;

                           (2) affect the relative rights of Securityholders and
                  creditors of such Guarantor other than their rights in relation to holders of Senior Debt of such Guarantor; or

                           (3) prevent the  Trustee or any  Securityholder  from
                  exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt of such Guarantor set forth herein to receive distributions and payments otherwise payable to Securityholders.

                  If any Guarantor fails because of this Article 13 to pay principal of, premium or interest or Liquidated Damages, if any, on a Security on the due date, the failure is still a Default or Event of Default.

         Section 13.22. Subordination May Not Be Impaired By Any Guarantor.

                  With respect to any Guarantor, no right of any holder of Senior Debt of such Guarantor to enforce the subordination of the Indebtedness evidenced by the Subsidiary Guarantee shall be impaired by any act or failure to act by such Guarantor or any Securityholder or by failure of such Guarantor or any Securityholder to comply with this Indenture.

         Section 13.23. Distribution or Notice to Representative with Respect to Any Guarantor.

                  With respect to any Guarantor, whenever a distribution is to be made or a notice given to holders of Senior Debt of such Guarantor, the distribution may be made and the notice given to their Representative.

                  Upon any payment or  distribution  of assets of any  Guarantor referred to in this Article 13, the Trustee and the Securityholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Securityholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt of such Guarantor and other Indebtedness of such Guarantor, the amount or amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.

         Section 13.24. Rights of Trustee and Paying Agent with Respect to Any Guarantor.

                  Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the

Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least one Business Day prior to the date of such payment a Payment Blockage Notice. Only the Representative of holders of Designated Senior Debt may give a Payment Blockage Notice. Nothing in this Article 13 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof.

                  With respect to any Guarantor, the Trustee in its individual or any other capacity may hold Senior Debt of such Guarantor with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         Section 13.25. Authorization to Effect Subordination with Respect to Any Guarantor.

                  Each Securityholder of a Security by the Securityholder's acceptance thereof authorizes and directs the Trustee on the Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 13, and appoints the Trustee to act as the Securityholder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding relative to any Guarantor referred to in Section 6.4 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of Senior Debt of such Guarantor are hereby authorized to file an appropriate claim for and on behalf of the Securityholders of the Securities.

         Section 13.26. Amendments with Respect to Any Guarantor.

                  With respect to any Guarantor, the provisions of Section 13.14 through 13.26 hereof shall not be amended or modified without the written consent of the holders of all Senior Debt of such Guarantor.

         Section 13.27. Limitation of Guarantor's Liability.

                  Each Guarantor and, by its acceptance hereof, the Trustee and each Securityholder hereby confirm that it is its intention that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, each such person hereby irrevocably agrees that the obligation of such Guarantor under its Subsidiary Guarantee under this Article 13 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or other) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this
Article 13, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance under said laws. The Trustee and each Securityholder by accepting the benefits hereof, confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Company or any Guarantor in which concurrent claims are made upon such Guarantor hereunder, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Company shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For all purposes of this Section 13.27, Senior Debt shall be deemed to have been incurred prior to the incurrence of the obligations in respect of the Subsidiary Guarantees.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     Iron Mountain Incorporated

                                     By:
                                         ------------------------------
                                         Name:
                                         Its:

                                     [Names of Guarantors]

                                     [Name of Trustee]

                                     By:
                                        -------------------------------
                                         Name:
                                         Its:



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